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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2003


                              KRAMONT REALTY TRUST
             (Exact name of Registrant as specified in its charter)


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
        Maryland                   1-15923                         25-6703702
        --------                   -------                         ----------
(State of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)
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    580  West Germantown Pike, Plymouth Meeting, PA               19462
    -----------------------------------------------               -----
       (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (610) 825-7100


ITEM 9.     Regulation FD Disclosure.


            On August 8, 2003, the Registrant, Kramont Realty Trust, announced its consolidated financial results for the quarter ended June 30, 2003. A copy of the Registrant's earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information included in this Current Report on Form 8-K (including the exhibit hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Exhibits

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            EXHIBIT NO.     DOCUMENT
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
            99.1            Earnings press release for the quarter ended June 30, 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         KRAMONT REALTY TRUST
                                         -------------------------------------
                                                    (Registrant)


August 8, 2003                            /s/ Louis P. Meshon, Sr.
                                         -------------------------------------
                                         Louis P. Meshon Sr., President






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